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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934




                          Northeast Optic Network, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                                                 04-3056279
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(State of incorporation                                 (IRS Employer
or organization)                                      Identification No.)


               391 Totten Pond Road, Suite 401, Waltham, MA 02154
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(Address of principal executive offices)                   (Zip Code)

If this form relates to the registration of a              If this form relates to the registration of a
class of securities pursuant to Section 12(b)              class of securities pursuant to Section 12(g)
of the Exchange Act and is effective                       of the Exchange Act and is effective
pursuant to General Instruction A.(c),                     pursuant to General Instruction A.(d),
please check the following box.   [  ]                     please check the following box.   [ x ]

Securities Act registration statement file number to which this form
relates:              333-53441
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                   (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                   Name of Each Exchange on Which
         to be so Registered                   Each Class is to be Registered
         -------------------                   ------------------------------



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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share

                            __% Senior Notes Due 2008


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                                (Title of Class)


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Item 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (File No. 333-53441) the "Registration Statement on Form S-1") is incorporated herein by reference.

         The description under the heading "Description of the Notes" relating to the Registrant's __% Senior Notes Due 2008, in the Prospectus included in the Registrant's Registration Statement on Form S-1 is incorporated herein by reference.



Item 2:  EXHIBITS.

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         1. Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

         2. Form of Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

         3. Bylaws of the Registrant, as amended, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

         4. Form of Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

         5.       Form of Indenture Agreement, incorporated by reference to
                  Exhibit 4.2 to the Company's Registration Statement on
                  Form S-1.


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                        Northeast Optic Network, Inc.




                                        By: /s/ Victor Colantonio
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                                            Victor Colantonio
                                            President



July 21, 1998